                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                             -------------------

                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                       PURSUANT TO SECTION 12(b) OR 12(g)
                                       OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                               JP FOODSERVICE, INC.
               ----------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                Delaware                                                        52-1634568
----------------------------------------                           ------------------------------------
(State of Incorporation or Organization)                           (I.R.S. Employer Identification No.)


         9830 Patuxent Woods Drive
         Columbia, Maryland                                                     21046
-----------------------------------------                                    ----------
(Address of principal executive offices)                                     (zip code)


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


Title of Each Class                                                 Name of Each Exchange on Which
to be so Registered                                                 Each Class is to be Registered
-------------------                                         ----------------------------------------------

Common Stock, par value $.01                                        New York Stock Exchange, Inc.


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


                                      None





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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information required by Item 1 of Form 8-A was filed with the Securities and Exchange Commission as part of the Registration Statement on Form S-1 filed by JP Foodservice, Inc. (the "Registrant") under the Securities Act of 1933, as amended (Registration Statement No. 33-82724), and is incorporated herein by this reference. See "Description of Capital Stock" in the prospectus forming a part of the Registration Statement.

ITEM 2.  EXHIBITS.

         The following exhibits are filed with this Registration Statement:

         1. The Registrant's Registration Statement on Form S-1, as amended from time to time (Registration Statement No. 33-82724), is incorporated herein by this reference.

         2. The Restated Certificate of Incorporation of the Registrant is incorporated herein by this reference to Exhibit 3.1 to Amendment No. 2 to the Registrant's Registration Statement on Form S-3, as amended from time to time (Registration Statement No. 333-14039).

         3. The Amended and Restated By-Laws of the Registrant are incorporated herein by this reference to Exhibit 3.2 to Amendment No. 2 to the Registrant's Registration Statement on Form S-3, as amended from time to time (Registration Statement No. 333-14039).

         4. A specimen certificate of the Common Stock of the Registrant is incorporated herein by this reference to Exhibit 4.3 to the Registrant's Registration Statement on Form S-1, as amended from time to time (Registration Statement No. 33-82724).





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                                   SIGNATURE



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.




                                  JP FOODSERVICE, INC.




Date:  December 19, 1996          By: /s/ David M. Abramson
                                      ------------------------------------------
                                      David M. Abramson
                                      Senior Vice President and General Counsel





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